                                       Acacia Capital

                                       Corporation

                                       Calvert

                                       Responsibly

                                       Invested

                                       Portfolios





                                       Annual

                                       Report

                                       December 31, 1995

                        Annual Report-December 31, 1995

                              ==================

                         CALVERT RESPONSIBLY INVESTED
                            MONEY MARKET PORTFOLIO

               Managed by Calvert Asset Management Company, Inc.

Dear Investor:

  The 12-month period ended December 31, 1995 proved to be an excellent one for investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product (GDP) slowed to below 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.

Performance and Strategy

  The Portfolio's dividend yield moved higher during the course of the year due to higher rates available in the latter half of 1994 and the first half of 1995. The annualized compound dividend yield for the period was 5.37%, up from 3.96% one year ago. Currently, the Portfolio's average maturity is 29 days.

Outlook

  Our forecast for the year calls for continued slow economic growth, low inflation and low interest rates. With a sluggish economy at hand, we would not be surprised to see the Federal Reserve cut short-term rates another 50 basis points, possibly as early as the first quarter.

  We appreciate your investment in the CRI Money Market Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 1

                       Report of Independent Accountants

                               ==============

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Money Market Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Money Market Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Money Market Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                             COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 26, 1996


2 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                             Money Market Portfolio

                            Portfolio of Investments

                               December 31, 1995

                                                                    Principal
Municipal Obligations (26.3%)                                         Amount      Value
=========================================================================================
Alabama State Industrial Development Authority VRDN, 6.00%,
 5/1/10, LOC: First Alabama Bank*.................................$  240,000  $  240,000
Alabama State Industrial Development Authority VRDN, 6.05%,
 12/1/19,  LOC: Chemical Bank*....................................   240,000     240,000
Detroit, Michigan VRDN, 6.15%, 5/1/06, LOC: Sumitomo Bank Ltd.*...   240,000     240,000
Broome County, New York Industrial Development Authority VRDN,
 5.85%, 6/1/00, LOC: First Union Bank, NC*........................   225,000     225,000
Mahoning County, Ohio VRDN, 6.24%, 11/1/98, LOC: PNC
 Bank*............................................................   150,000     150,000
Montgomery County, Kentucky Industrial Development Authority
 VRDN, 6.05%, 8/1/15, LOC: Shawmut Bank*..........................   250,000     250,000
                                                                              ----------
  Total Municipal Obligations (Cost $1,345,000)...................             1,345,000
                                                                              ----------
U.S. Government Agencies and
Instrumentalities (72.5%)
=========================================================================================

Federal Farm Credit Bank, 5.63%, 1/19/96..........................   150,000     149,578
Federal Farm Credit Bank, 5.56%, 2/5/96...........................   350,000     348,108
Federal Home Loan Bank, 5.67%, 1/17/96............................   300,000     299,244
Federal Home Loan Bank, 5.63%, 1/24/96............................   300,000     298,921
Federal Home Loan Bank, 5.60%, 1/29/96............................   620,000     617,300
Federal Home Loan Bank, 5.54%, 2/21/96............................   550,000     545,683
Federal Home Loan Mortgage, 5.50%, 1/4/96.........................   125,000     124,943
Federal National Mortgage Assn., 5.57%, 1/29/96...................   750,000     746,751
Federal National Mortgage Assn., 5.56%, 2/13/96...................   400,000     397,343
Federal National Mortgage Assn., 5.44%, 4/4/96....................   195,000     192,230
                                                                              ----------
  Total U.S. Government Agencies and Instrumentalities
  (Cost $3,720,101)...............................................             3,720,101
                                                                              ----------
      TOTAL INVESTMENTS  (98.8%)
      (Cost $5,065,101 +).........................................            $5,065,101
                                                                              ==========

Notes to Portfolio of Investments:
   *Optional tender features give these securities a shorter effective maturity date.
   +Cost of investments is substantially the same for federal income tax purposes.
Percentages shown represent the percentage of investments to net assets.
 Explanation of Guarantees:
  LOC: Letter of Credit
 Abbreviations:
  VRDN: Variable Rate Demand Notes


ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 3

                          Acacia Capital Corporation

                          Calvert Responsibly Invested

                             Money Market Portfolio

                      Statement of Assets and Liabilities

                               December 31, 1995

Assets
====================================================================================
Investments in securities, at value - see accompanying portfolio......... $5,065,101
Cash.....................................................................     61,927
Interest receivable......................................................      5,947
Other assets.............................................................        107
                                                                          ----------
 Total assets............................................................  5,133,082
                                                                          ----------

Liabilities
====================================================================================
Payable to Calvert Asset Management Company, Inc.........................      2,258
Accrued expenses and other liabilities...................................      2,290
                                                                          ----------
 Total liabilities.......................................................      4,548
                                                                          ----------
  Net assets............................................................. $5,128,534
                                                                          ==========
Net Assets Consist of:
====================================================================================
Par value and paid-in capital applicable to 5,132,581 shares of common stock outstanding; $1 par value, 14,000,000 shares authorized........... $5,128,005
Undistributed net investment income (loss)...............................        399
Accumulated net realized gains (losses)..................................        130
                                                                          ----------
   Net Assets............................................................ $5,128,534
                                                                          ==========
  Net Asset Value per Share..............................................      $1.00
                                                                          ==========

See notes to financial statements.


4 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                             Money Market Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                    =======



Net Investment Income
-------------------------------------------------------------------------------
Investment Income
  Interest income....................................................  $321,021
                                                                       --------
    Total investment income..........................................   321,021
                                                                       --------

Expenses
  Investment advisory fee............................................    27,591
  Directors' fees and expenses.......................................       242
  Custodian fees.....................................................     4,314
  Reports to shareholders............................................     3,408
  Professional fees..................................................     1,065
  Miscellaneous......................................................        67
                                                                       --------
    Total expenses...................................................    36,687
    Fees paid indirectly.............................................    (4,319)
                                                                       --------
      Net expenses...................................................    32,368
                                                                       --------
        Net Investment Income........................................   288,653
                                                                       --------

Realized Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain (loss) on investments..............................       150
                                                                       --------

    Net Realized Gain (Loss)
    On Investments...................................................       150
                                                                       --------

    Increase (Decrease) In Net Assets
    Resulting From Operations........................................  $288,803
                                                                       ========


See notes to financial statements.

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 5

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                             Money Market Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                                  ==========


Increase (Decrease) in Net Assets                       1995           1994
--------------------------------------------------------------------------------
Operations
  Net investment income...........................  $    288,653   $    212,908
  Net realized gain (loss) on investments.........           150            (20)
                                                    ------------   ------------

    Increase (Decrease)
    In Net Assets Resulting
    From Operations...............................       288,803        212,888
                                                    ------------   ------------

Distributions to shareholders from:
  Net investment income...........................      (288,254)      (216,901)
                                                    ------------   ------------
    Total distributions...........................      (288,254)      (216,901)
                                                    ------------   ------------

Capital share transactions
  Shares sold.....................................    10,858,696     23,556,988
  Reinvestment of distributions...................       266,798        216,901
  Shares redeemed.................................   (12,476,524)   (21,322,381)
                                                    ------------   ------------
    Total capital share transactions..............    (1,351,030)     2,451,508
                                                    ------------   ------------

Total Increase (Decrease)
In Net Assets.....................................    (1,350,481)     2,447,495

Net Assets
--------------------------------------------------------------------------------
  Beginning of year...............................     6,479,015      4,031,520
                                                    ------------   ------------
  End of year (including undistributed net invest-
    ment income of $399 and $0, respectively.)....  $  5,128,534   $  6,479,015
                                                    ============   ============

Capital Share Activity
--------------------------------------------------------------------------------
  Shares sold.....................................    10,858,696     23,556,988
  Reinvestment of distributions...................       266,798        216,901
  Shares redeemed.................................   (12,476,524)   (21,322,381)
                                                    ------------   ------------
    Total capital share activity..................    (1,351,030)     2,451,508
                                                    ============   ============

See notes to financial statements.

6 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 7

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C - Investment Activity


The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes.

8 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                                           Acacia Capital Corporation
                                          Calvert Responsibly Invested
                                            Money Market Portfolio
                                              Financial Highlights
                                                  =========



                                                                                        From Inception
                                                                                        June 30, 1992
                                          Year Ended     Year Ended     Year Ended         Through
                                         December 31,   December 31,   December 31,      December 31,
                                             1995           1994           1993              1992
=====================================================================================================
Net asset value, beginning............        $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                         ===========    ===========    ===========      ===========
Income from investment operations
  Net investment income...............          .055           .039           .031             .009
  Net realized gain (loss)............          ----           ----           ----             ----
                                         -----------    -----------    -----------      -----------
    Total from investment operations..          .055           .039           .031             .009
                                         -----------    -----------    -----------      -----------

Distributions from
  Net investment income...............         (.055)         (.039)         (.031)           (.009)
                                         -----------    -----------    -----------      -----------
    Total distributions...............         (.055)         (.039)         (.031)           (.009)
                                         -----------    -----------    -----------      -----------
Total increase (decrease)
  in net asset value..................          ----           ----           ----             ----
                                         -----------    -----------    -----------      -----------
Net asset value, ending...............        $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                         ===========    ===========    ===========      ===========
Total return*.........................          5.37%          3.96%          3.09%            2.11%(a)
                                         ===========    ===========    ===========      ===========
Ratios to average net assets:
  Net investment income...............          5.23%          3.91%          3.07%            3.02%(a)
                                         ===========    ===========    ===========      ===========
  Total expenses+.....................           .66%          ----           ----             ----
                                         ===========    ===========    ===========      ===========
  Net expenses........................           .59%           .45%          ----             ----
                                         ===========    ===========    ===========      ===========
  Expenses reimbursed.................          ----            .36%           .11%             .85%(a)
                                         ===========    ===========    ===========      ===========
Net assets, ending (in thousands).....        $5,129         $6,479         $4,032           $1,795
                                         ===========    ===========    ===========      ===========
Number of shares outstanding,
  ending (in thousands)...............         5,133          6,484          4,032            1,795
                                         ===========    ===========    ===========      ===========

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

ANNUAL REPORT           CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 9

                       Annual Report--December 31, 1995

                                    ======

                         CALVERT RESPONSIBLY INVESTED
                          STRATEGIC GROWTH PORTFOLIO

                 Managed by Portfolio Advisory Services, Inc.

Dear Investor:

  Portfolio Advisory Services, Inc., the subadvisor to the Calvert Responsibly Invested Strategic Growth Portfolio, has a distinct management style founded on strict investment disciplines. The disciplines include:

 . In-depth stock selection;
 . Strict fundamental and technical benchmarks for selling stocks;
 . Ongoing reference to the Five Market Principles, an econometric timing tool used to assess the level of intermediate and long-term risk associated with investing in the stock market.

Market Summary

  Nineteen ninety-five marked the fifth year of the stock market rally, making it the longest period in history that blue-chip indices have advanced without at least a 10% correction. The rally has been driven primarily by speculation, aggressive investing by institutional investors and a high level of investor optimism.

Performance and Strategy

  With the five Market Principles negative on balance and pointing to a High Risk level, the Portfolio's exposure was limited. During the first three quarters of 1995, the manager's strategy focused on preservation of capital and, accordingly, the Portfolio's cash levels were above average.


                          Calvert Responsibly Invested
                           Strategic Growth Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

                          CRI             Russell            S&P
                    Strategic Growth        2000             500(R)
                    -------------------------------------------------
3/95                     $10,000          $10,000          $10,000
6/95                       9,990           10,938           10,955
9/95                      10,190           12,019           11,826
12/95                     10,954           12,279           12,538


                          Average Annual Total Return
                           (period ending 12/31/95)

6 Months 9.65%                                       Life of Fund 9.65% (3/95)
------------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.
------------------------------------------------------------------------------

10 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO     ANNUAL REPORT

  From its inception on March 1, 1995 through December 31, 1995, the Portfolio returned 9.65% compared to 23.20% for the Russell 2000 and 29.12% for the S&P 500(R) for the same period.

Outlook
  After market indicators showed improvement in the fourth quarter, we increased the Portfolio's long positions, with favorable results. The manager used the market's seasonal strength period - the week of Thanksgiving through the first week of January - to add stock holdings to the Portfolio.

  The Fund's current strategy is to maintain a cautiously invested position. The Five Market Principles indicate the market's risk level at this point in time is moderately High Risk. If market indicators deteriorate again or if momentum fails, the manager would return to a more defensive position.

  As the bull market enters its sixth consecutive year without a correction of 10% or more, we believe the current market is overvalued and vulnerable to a sell-off. Our current strategy is to maintain a cautiously invested position until confirmation of a market top. We are looking for a break in the upward trend of the NYSE Advance/Decline Line and further deterioration of market indicators before increasing the Portfolio's defensive position.

  We appreciate your investment in the CRI Strategic Growth Portfolio.

Sincerely,

/s/ Clifton S. Sorrell


Clifton S. Sorrell
President

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 11

                       Report of Independent Accountants

                                   ========

To the Board of Directors of Acacia Capital Corporation, and Shareholders of the Calvert Responsibly Invested Strategic Growth Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Strategic Growth Portfolio (one of the portfolios comprising Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations, statement of changes in net assets and financial highlights for the period March 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Strategic Growth Portfolio as of December 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 26, 1996


12 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                            Portfolio of Investments
                               December 31, 1995

                                   ========


Equity Securities (57.1%)                                      Shares   Value
--------------------------------------------------------------------------------
Business Equipment and Supplies (2.4%)
  Staples, Inc. *.............................................  1,200  $ 29,250
                                                                       --------
                                                                         29,250
                                                                       --------

Computer - Graphics (1.5%)
  Trident Microsystems, Inc. *................................    800    18,800
                                                                       --------
                                                                         18,800
                                                                       --------

Computer - Local Networks (8.4%)
  Alantec Corp. *.............................................    400    23,300
  Ascend Communications, Inc. *...............................    500    40,563
  Cisco Systems, Inc. *.......................................    200    14,925
  Madge N.V. *................................................    500    22,375
                                                                       --------
                                                                        101,163
                                                                       --------

Computer - Memory Devices (3.1%)
  C Cube Microsystems, Inc. *.................................    600    37,500
                                                                       --------
                                                                         37,500
                                                                       --------

Computer - Systems (5.7%)
  Cognex Corp. *..............................................    700    24,325
  Discreet Logic, Inc. *......................................    900    22,500
  HCIA, Inc. *................................................    300    14,025
  Oracle Systems Corp. *......................................    200     8,475
                                                                       --------
                                                                         69,325
                                                                       --------

Computer - Peripheral Equipment (0.7%)
 U.S. Robotics Corp...........................................    100     8,775
                                                                       --------
                                                                          8,775
                                                                       --------

Computer - Software (19.8%)
  Applix, Inc. *..............................................  2,000    54,500
  Astea International, Inc. *.................................  1,000    22,875
  Atria Software, Inc. *......................................    200     7,825
  CBT Group Pub Ltd. *........................................    200    10,600
  Macromedia, Inc. *..........................................    600    31,350
  Mcafee Associates, Inc. *...................................  1,375    60,328
  Microsoft Corp. *...........................................    200    17,550
  Novadigm, Inc. *............................................    500    14,188
  Peoplesoft, Inc. *..........................................    400    17,200
  Quarterdeck Corp. *.........................................    100     2,750
                                                                       --------
                                                                        239,166
                                                                       --------



See notes to portfolio of investments.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 13

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                      Shares   Value
--------------------------------------------------------------------------------
Electronics - Laser Sys/Components (1.0%)
 Cyberoptics Corp. *..........................................    300  $ 11,925
                                                                       --------
                                                                         11,925
                                                                       --------

Electronics - Semiconductors (4.8%)
  Cypress Semiconductor Corp. *...............................    200     2,550
  ESS Technology, Inc. *......................................    400     9,200
  Flextronics International *.................................    500    15,000
  Zoran Corp. *...............................................  1,500    31,125
                                                                       --------
                                                                         57,875
                                                                       --------

Medical (0.7%)
 Compdent Corp. *.............................................    200     8,300
                                                                       --------
                                                                          8,300
                                                                       --------

Pharmaceutical (2.0%)
  Watson Pharmaceuticals, Inc. *..............................    500    24,500
                                                                       --------
                                                                         24,500
                                                                       --------

Telecommunications (7.0%)
  Cascade Communications Corp. *..............................    200    17,050
  General Instrument Corp. *..................................    800    18,700
  Glenayre Technologies, Inc. *...............................    400    24,900
  Pairgain Technologies, Inc. *...............................    200    10,950
  Qualcomm, Inc. *............................................    300    12,900
                                                                       --------
                                                                         84,500
                                                                       --------

    Total Equity Securities (Cost $592,902)...................          691,079
                                                                       --------

Metal (3.2%)                                                     Ounces
--------------------------------------------------------------------------------

Gold Bars *...................................................     99    38,408
                                                                       --------

  Total Metal (Cost $38,944)..................................           38,408
                                                                       --------


See notes to portfolio of investments.

14 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995
                                ==============

                                         Principal
U.S. Treasury (29.4%)                     Amount       Value
==============================================================

U. S. Treasury Bills,  5.31%, 3/7/96.... $250,000   $  247,566
U. S. Treasury Bills,  5.17%, 5/9/96....  100,000       98,147
U. S. Treasury Bills,  5.305%, 5/9/96...   10,000        9,810
                                                    ----------
  Total U.S. Treasury  (Cost $355,524)..               355,523
                                                    ----------

   TOTAL INVESTMENTS (89.7%)
   (Cost $987,370 +)....................            $1,085,010
                                                    ==========
                      Schedule of Investments Sold Short

Equity Securities.......................    Shares
==============================================================

 Avid Technology, Inc...................      200   $    3,800
 Cypress Semiconductor Corp.............      200        2,550
 General Instrument Corp................      800       18,700
 Qualcomm, Inc..........................      300       12,900
                                                    ----------

   TOTAL EQUITY SECURITIES SOLD SHORT
   (Proceeds $45,917)...................            $   37,950
                                                    ==========

                          Schedule of Options Written

Options Written
==============================================================
 Microsoft Corp., 2 Call Contracts
  Expiration 1/18/96, Strike Price 100..            $       50
                                                    ----------
   TOTAL OPTIONS WRITTEN
   (Premium $1,369).....................            $       50
                                                    ==========
Notes to Portfolio of Investments:
*  Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent percentage of investments to net assets.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 15

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995
                                ===============

Assets
==================================================================================
Investments in securities, at value - see accompanying portfolio....... $1,085,010
Cash...................................................................    125,034
Receivable for securities sold.........................................     10,771
Dividends receivable...................................................        111
Deposits with brokers..................................................     40,469
Other assets...........................................................        601
                                                                        ----------
 Total assets..........................................................  1,261,996
                                                                        ----------

Liabilities
==================================================================================

Payable for securities purchased.......................................     12,250
Securities sold short, at value (proceeds $45,917).....................     37,950
Options written, at value (premiums $1,369)............................         50
Payable to Calvert Asset Management Company, Inc.......................      1,496
Accrued expenses and other liabilities.................................        810
                                                                        ----------
 Total liabilities.....................................................     52,556
                                                                        ----------
  Net assets........................................................... $1,209,440
                                                                        ==========

Net Assets Consist of:
==================================================================================

Par value and paid-in capital applicable to 110,586 shares of common stock outstanding; $1 par value, 5,000,000 shares authorized.......... $1,113,146
Undistributed net investment income (loss).............................        535
Accumulated net realized gains (losses)................................    (11,166)
Net unrealized appreciation (depreciation) on investments..............    106,925
                                                                        ----------
  Net Assets........................................................... $1,209,440
                                                                        ==========

  Net Asset Value per Share............................................ $    10.94
                                                                        ==========

See notes to financial statements.

16 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                            Statement of Operations
                        From Inception (March 1, 1995)
                           Through December 31, 1995
                             ====================


Net Investment Income
============================================================================
Investment Income
 Interest income................................................... $ 15,253
 Dividend income...................................................      345
                                                                    --------
  Total investment income..........................................   15,598
                                                                    --------
Expenses
 Investment advisory fee...........................................   10,886
 Directors' fees and expenses......................................       44
 Administrative fees...............................................    1,505
 Custodian fees....................................................    3,953
 Registration fees.................................................      418
 Reports to shareholders...........................................      789
 Professional fees.................................................      213
 Miscellaneous.....................................................       11
 Reimbursement from Advisor........................................   (1,505)
                                                                    --------
  Total expenses...................................................   16,314
  Fees paid indirectly.............................................   (3,953)
                                                                    --------
   Net expenses....................................................   12,361
                                                                    --------
     Net Investment Income.........................................    3,237
                                                                    --------
Realized and Unrealized Gain (Loss)
on Investments
============================================================================

Net realized gain (loss) on:
 Securities........................................................   (7,468)
 Options written...................................................    1,538
 Securities sold short.............................................   (5,236)
                                                                    --------
                                                                     (11,166)
                                                                    --------

Change in unrealized appreciation or depreciation of investments...  106,925
                                                                    --------
  Net Realized and Unrealized Gain (Loss)
  On Investments...................................................   95,759
                                                                    --------
  Increase (Decrease) In Net Assets
  Resulting From Operations........................................ $ 98,996
                                                                    ========

See notes to financial statements.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 17

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                      Statement of Changes in Net Assets
                    From Inception (March 1, 1995) Through
                               December 31, 1995
                                 =============



Increase (Decrease) in Net Assets                            1995
====================================================================
   .....................................................
Operations
 Net investment income..................................  $    3,237
 Net realized gain (loss) on investments................     (11,166)
 Change in unrealized appreciation or depreciation......     106,925
                                                          ----------
   Increase (Decrease) In Net Assets
   Resulting From Operations............................      98,996
                                                          ----------

Distributions to shareholders from:
 Net investment income..................................      (2,702)
                                                          ----------
  Total distributions...................................      (2,702)
                                                          ----------
Capital share transactions
 Shares sold............................................   1,272,662
 Reinvestment of distributions..........................       2,702
 Shares redeemed........................................    (162,218)
                                                          ----------
  Total capital share transactions......................   1,113,146
                                                          ----------

Total Increase (Decrease)
In Net Assets...........................................   1,209,440

Net Assets
====================================================================

 Beginning of period....................................        ----
                                                          ----------
 End of period (including undistributed net investment
  income of $535).......................................  $1,209,440
                                                          ==========
Capital Share Activity
====================================================================

 Shares sold............................................     126,452
 Reinvestment of distributions..........................         247
 Shares redeemed........................................     (16,113)
                                                          ----------
  Total capital share activity..........................     110,586
                                                          ==========

See notes to financial statements.

18 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price or spot market price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. The Portfolio may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

Securities Sold Short: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the price of the security.

Deposits with Brokers: The Portfolio maintains liquid assets sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 19

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for a fee, payable monthly, of .20% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $1,164,254 and $526,688, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $97,640, of which $109,495 related to appreciated securities and $11,855 related to depreciated securities.

The Portfolio has net realized capital loss carryforwards of $11,166 which may be utilized to offset future capital gains until expiration in 2003.

The following table summarizes transactions in written call and put options during the period:


                                      Contracts   Premiums
==========================================================
 Options outstanding, beginning............  --         --
 Options written...........................   6    $ 4,619
 Options exercised.........................  (2)    (1,000)
 Options closed............................  (2)    (2,250)
                                             --    -------
 Options outstanding, ending...............   2    $ 1,369
                                             ==    =======

Securities having an aggregate market value of $17,550 were identified to cover open call options written at year end.



20 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                             Financial Highlights

                               ================

                                                                  From Inception
                                                                  March 1, 1995
                                                                     Through
                                                                   December 31,
                                                                       1995
--------------------------------------------------------------------------------

Net asset value, beginning ....................................      $10.00
                                                                    ==========
Income from investment operations
---------------------------------
    Net investment income .....................................         .25
    Net realized and unrealized gain (loss) ...................         .93
                                                                    ----------
        Total from investment operations ......................        1.18
                                                                    ----------
Distributions from
------------------
    Net investment income .....................................        (.24)
                                                                    ----------
        Total distributions ...................................        (.24)
                                                                    ----------
Total increase (decrease) in net asset value ..................         .94
                                                                    ----------
Net asset value, ending .......................................      $10.94
                                                                    ==========
Total return* .................................................        9.65%
                                                                    ==========
Ratios to average net assets:
    Net investment income .....................................         .43%(a)
                                                                    ==========
    Total expenses+ ...........................................        2.17%(a)
                                                                    ==========
    Net expenses ..............................................        1.64%(a)
                                                                    ==========
    Expenses reimbursed .......................................         .20%(a)
                                                                    ==========
Portfolio turnover ............................................         223%
                                                                    ==========
Net assets, ending (in thousands) .............................      $1,209
                                                                    ==========
Number of shares outstanding, ending (in thousands) ...........         111
                                                                    ==========





(a) Annualized
* Total return is not annualized for periods of less than one year.
+ This ratio reflects total expenses before reduction for fees paid indirectly;
  such reductions are included in the ratio of net expenses.



ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 21

                        Annual Report-December 31, 1995

                               ================

                         CALVERT RESPONSIBLY INVESTED
                        CAPITAL ACCUMULATION PORTFOLIO

           Managed by Apodaca-Johnston, Brown Capital Management and
                          Fortaleza Asset Management


Dear Investor:

     The 12-month period ended December 31, 1995 proved to be an excellent one for most investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product (GDP) slowed to below 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.


Market Summary

     The stock market, as measured by the Standard & Poor's 500(R) Index, had its best year since 1975, rising 34% for the year. Stocks from the technology and financial sectors were among the leading issues while trucking, steel and transportation equipment stocks lagged behind.

     As yields fell, bonds moved ahead, with the Lehman Aggregate Bond Index advancing 18.47%. Money market investors paid a high price for security as the average money market fund returned just over 5% for the entire year.


                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio


                       [Performance graph appears here]


        ---------------------------------------------------------------
                        CRI        S&P 500      RUSSELL      S&P 400
        ---------------------------------------------------------------
            7/91       10,000       10,000       10,000       10,000
        ---------------------------------------------------------------
           12/91       10,725       10,908       11,048       10,000
        ---------------------------------------------------------------
           12/92       12,198       11,738       13,082       10,000
        ---------------------------------------------------------------
           12/93       13,120       12,919       15,554       10,000
        ---------------------------------------------------------------
           12/94       11,818       13,153       15,271       10,092
        ---------------------------------------------------------------
           12/95       16,498       18,089       19,274       13,095
        ---------------------------------------------------------------


                          Average Annual Total Return
                           (periods ending 12/31/95)

        1 Year 39.46%                       Life of Fund 11.93% (7/91)
     --------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.


Performance and Strategy

     The 12-month period ended December 31, 1995 was a strongly positive one for CRI Capital Accumulation Portfolio investors. The Portfolio's return of 39.46% was well ahead of the Lipper Growth Funds Average of 30.79%.




22 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

  Much of the Portfolio's performance during the period was attributable to heavy weightings in the technology and financial sectors. Financial stocks benefited from the favorable interest rate climate as both short- and long-term interest rates declined throughout the year. Our technology sector holdings focused primarily on semiconductor and networking companies, both of which benefited from the worldwide trend towards productivity enhancement. Although many stocks in this sector were beaten down during the fourth quarter, we continue to view selected issues as good long-term plays.

Outlook

  Looking forward to 1996, inflation and interest rates should remain low and stocks should have very little competition from bonds. We will continue to invest in companies that emphasize productivity enhancement, especially in the healthcare and financial sectors. The good news is that fundamentals remain strong for many of our favorite companies, suggesting strong earnings growth throughout the year. Finally, 1996 is a Presidential election year, typically a positive sign for the market. Collectively, these factors bode well for the stocks in 1996.

  As of this writing, a shareholder meeting was pending to merge the CRI Equity Portfolio into the CRI Capital Accumulation Portfolio. Assuming the merger was approved, we welcome all CRI Equity Portfolio shareholders.

  We appreciate your investment in the CRI Capital Accumulation Portfolio.

Sincerely,


/s/  Clifton S. Sorrell
Clifton S. Sorrell
President

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 23

                       Report of Independent Accountants

                               ================

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Capital Accumulation Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Capital Accumulation Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Capital Accumulation Portfolio as of December 31, 1995, the results of its operations for the year then ended the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
January 26, 1996

24 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                           Portfolio of Investments
                               December 31, 1995

                                 ============

Equity Securities (89.8%)                      Shares   Value
---------------------------------------------------------------
Airline (0.7%)
  Atlantic Coast Airlines, Inc. *............   6,000  $ 61,500
                                                       --------
                                                         61,500
                                                       --------

Biotechnology (0.6%)
  Amgen, Inc. *..............................     900    53,438
                                                       --------
                                                         53,438
                                                       --------

Business Equipment and Services (1.4%)
  Corporate Express, Inc. *..................   2,500    75,313
  U.S. Office Products Co. *.................   2,000    45,500
                                                       --------
                                                        120,813
                                                       --------

Chemicals (0.7%)
  Minerals Technologies, Inc.................     600    21,900
  Sigma Aldrich Corp.........................     900    44,550
                                                       --------
                                                         66,450
                                                       --------

Communications (5.2%)
  Apertus Technologies, Inc. *...............   4,000    31,000
  Cisco Systems, Inc. *......................   1,000    74,625
  DSC Communications Corp. *.................     800    29,500
  DSP Communications, Inc. *.................     700    30,538
  Microwave Power Devices, Inc. *............   3,200    35,600
  P Com, Inc. *..............................   2,100    42,000
  Satellite Technology Mgmt, Inc., Class A *.     400     7,700
  Tellabs, Inc. *............................   1,000    37,000
  Teltrend, Inc. *...........................   1,700    79,475
  Voice Control Systems, Inc. *..............   1,300     9,100
  VSI Enterprises, Inc. *....................  11,000    41,938
  Vtel Corp. *...............................   2,500    46,250
                                                       --------
                                                        464,726
                                                       --------

Computer - Software (12.3%)
 Act Networks, Inc...........................   2,200    34,925
 Carnegie Group, Inc. *......................   5,000    48,750
 Cheyenne Software, Inc. *...................   1,600    41,800
 Compuware Corp. *...........................   2,000    37,000

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 25

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============


Equity Securities (Cont'd)              Shares    Value
----------------------------------------------------------
Computer - Software (Cont'd)
  Comshare, Inc. *.....................  1,500  $   39,000
  Davidson & Assoc., Inc. *............  2,100      46,200
  Elcom International, Inc. *..........  2,600      39,650
  Enterprise Systems, Inc. *...........    800      24,400
  Excalibur Technologies Corp. *.......  1,600      58,400
  Firefox Communications, Inc. *.......  1,600      37,600
  Fractal Design Corp. *...............  2,900      40,600
  IDX Systems Corp. *..................  1,500      52,125
  Imnet Systems, Inc. *................  3,000      72,000
  Insignia Solutions *.................  2,400      28,200
  MDL Information Systems, Inc. *......  2,000      46,000
  Metatools, Inc. *....................    800      20,800
  Microsoft Corp. *....................    900      78,975
  Network Gen Corp. *..................  1,500      50,063
  Number Nine Visual Technology *......    900       7,875
  Quarterdeck Corp. *..................  1,800      49,500
  Secure Computing Corp. *.............    100       5,600
  Softkey International, Inc. *........  3,500      80,938
  Sterling Software, Inc...............  1,100      68,613
  Veritas Software Co. *...............  1,500      57,000
  Viasoft, Inc. *......................  3,000      35,625
                                                ----------
                                                 1,101,639
                                                ----------

Computer - Systems (8.4%)
  Asyst Technologies, Inc. *...........  1,000      35,250
  Bay Networks, Inc. *.................  1,800      74,025
  Diamond Multimedia Systems, Inc. *...  2,000      71,750
  Discreet Logic, Inc. *...............  1,300      32,500
  Interphase Corp. *...................  2,500      29,062
  Lanoptics Ltd. *.....................  2,000      39,000
  Mentor Graphics Corp.................  1,300      23,725
  Meridian Data, Inc. *................  4,300      46,763
  Microcom, Inc. *.....................  2,000      52,000
  Network Appliance, Inc. *............  1,100      44,138
  Oracle Systems Corp. *...............  1,425      60,384
  Spacetex IMC Corp. *.................  5,000      58,750

See notes to portfolio of investments.

26 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995


                                ==============


Equity Securities (Cont'd)             Shares   Value
-------------------------------------------------------
Computer - Systems (Cont'd)
 Sync Research, Inc. *................. 1,000  $ 45,250
 Verifone, Inc. *...................... 3,000    85,875
 Visioneer Communications, Inc. *...... 2,300    51,175
                                               ---------
                                                749,647
                                               ---------
Consumer Products (0.6%)
 Newell Co............................. 2,100    54,338
                                               ---------
                                                 54,338
                                               ---------
Cosmetics (0.8%)
 Guest Supply, Inc. *.................. 3,250    73,531
                                               ---------
                                                 73,531
                                               ---------
Electrical Equipment (2.8%)
 AFC Cable Systems, Inc. *............. 2,900    39,875
 Checkpoint Systems, Inc. *............ 2,000    74,750
 Kulicke & Soffa Industries, Inc....... 2,000    46,500
 Pacific Scientific Co................. 3,600    89,100
                                               ---------
                                                250,225
                                               ---------
Electronics - Defense (0.5%)
 Alpha Industries, Inc................. 3,500    49,437
                                               ---------
                                                 49,437
                                               ---------
Electronics - Instruments (1.8%)
 Checkfree Corp. *..................... 1,500    32,250
 Intermagnetics Gen Corp. *............ 2,575    54,075
 Speedfam International, Inc. *........   100     1,125
 Ultratech Stepper, Inc. *............. 3,000    77,250
                                               ---------
                                                164,700
                                               ---------
Electronics - Semiconductors (9.2%)
 Adaptec, Inc. *....................... 1,000    41,000
 Alantec Corp. *....................... 1,000    58,250
 Ariel Corp. *......................... 3,000    32,625
 E M C Corp. *......................... 2,100    32,288
 Electrostar, Inc. *................... 3,000    25,875

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 27

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                               =================


Equity Securities (Cont'd)                       Shares   Value
-----------------------------------------------------------------
Electronics - Semiconductors (Cont'd)
 Gasonics International, Inc. *.................  3,100  $ 41,850
 Input/Output, Inc. *...........................  1,100    63,525
 MRV Communications, Inc. *.....................  1,700    43,138
 Photronic, Inc. *..............................  1,750    46,813
 PRI Automation, Inc. *.........................  1,200    42,150
 Sanmina Corp. *................................    500    25,938
 Seeq Technology, Inc. *........................ 12,400    54,250
 Sheldahl Co....................................  2,000    36,250
 Sierra Semi Conductor Corp. *..................  4,700    65,213
 Silicon Storage Technology, Inc. *.............  3,600    47,700
 Solectron Corp. *..............................  1,500    66,188
 Uniphase Corp. *...............................  1,200    42,900
 Vishay Intertechnology, Inc....................  1,730    54,495
                                                          -------
                                                          820,448
                                                          -------
Entertainment (0.5%)
 Pinnacle Systems, Inc. *.......................  1,200    29,700
 Sanctuary Woods Multimedia Corp. *.............  6,400    18,400
                                                          -------
                                                           48,100
                                                          -------
Financial Services (4.4%)
 First USA, Inc.................................  1,100    48,812
 Glendale Federal Bank Federal Savings Bank *...  4,800    84,000
 Green Tree Financial Corp......................  2,600    68,575
 ISB Financial Corp.............................  4,500    67,500
 Roosevelt Financial Group, Inc.................  1,800    34,875
 T. Rowe Price Associates, Inc..................  1,800    88,650
                                                          -------
                                                          392,412
                                                          -------
Health Care (6.7%)
 American Homepatient, Inc. *...................  2,000    59,000
 CRA Managed Care, Inc. *.......................  2,000    43,750
 First Commonwealth, Inc. *.....................  1,500    39,000
 GRC International, Inc. *......................  1,600    61,400
 HCIA, Inc. *...................................  1,900    88,825
 Health Care & Retirement Corp. *...............  1,600    56,000

See notes to portfolio of investments.

28 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============



Equity Securities (Cont'd)                  Shares    Value
============================================================
Health Care (Cont'd)
 Healthsource, Inc.*........................ 2,000  $ 72,000
 Manor Care, Inc............................ 2,300    80,500
 United Healthcare Corp..................... 1,500    98,250
                                                    --------
                                                     598,725
                                                    --------

Insurance (0.8%)
 AFLAC, Inc................................. 1,100    47,712
 American Bankers Ins Group, Inc............   700    27,300
                                                    --------
                                                      75,012
                                                    --------
Leisure (1.5%)
 Carnival Corp., Class A.................... 2,500    60,937
 Ride, Inc.*................................ 2,300    75,037
                                                    --------
                                                     135,974
                                                    --------

Machine Tools (0.5%)
 FSI International, Inc.*................... 2,000    40,500
                                                    --------
                                                      40,500
                                                    --------
Medical (9.5%)
 ALZA Corp.................................. 1,900    47,025
 Cardinal Health, Inc....................... 1,200    65,700
 Circon Corp.*.............................. 1,700    34,425
 Diametrics Medical, Inc.*.................. 4,000    19,500
 Hologic, Inc.*.............................   900    36,900
 ICU Medical, Inc.*......................... 2,200    37,400
 Inhale Therapeutic Systems*................ 3,000    29,250
 Invacare Corp.............................. 1,500    37,875
 Mecon, Inc.*............................... 6,100    96,837
 North American Vaccine, Inc.*.............. 2,500    35,312
 Northfield Laboratories, Inc.*............. 2,000    37,750
 Pediatrix Medical Group*................... 1,800    49,500
 QLT Phototherapeutics*..................... 1,500    15,187
 Research Industries Corp.*................. 3,000    81,000
 Respironics, Inc.*......................... 3,000    63,000

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 29

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============



Equity Securities (Cont'd)           Shares    Value
=====================================================
Medical (Cont'd)
 Sofamor/Danek Group, Inc.*.........  1,000  $ 28,375
 Steris Corp.*......................  1,600    51,600
 Visx, Inc.*........................  1,100    42,900
 Zygo Corp.*........................  1,400    35,175
                                             --------
                                              844,711
                                             --------
Oil & Gas (1.2%)
 Belden & Blake Corp.*..............  2,500    43,750
 Stone Energy Corp.*................  4,200    64,575
                                             --------
                                              108,325
                                             --------
Pharmaceutical (2.5%)
 Columbia Labs, Inc.*...............  5,000    42,812
 Immulogic Pharmaceutical Corp.*....  2,000    38,500
 Merck & Co., Inc...................  1,500    98,625
 Sequus Pharmaceuticals, Inc.*......  3,000    42,750
                                             --------
                                              222,687
                                             --------
Real Estate (1.1%)
 General Growth Properties, Inc.....  2,000    41,500
 Post Properties, Inc...............  1,800    57,375
                                             --------
                                               98,875
                                             --------
Recycling (0.7%)
 Imco Recycling, Inc................  2,500    61,250
                                             --------
                                               61,250
                                             --------
Restaurants (2.8%)
 Buffets, Inc.*.....................  3,800    52,250
 Cheesecake Factory, Inc.*..........  3,300    70,950
 CKE Restaurants, Inc.*.............  2,800    44,800
 Daka International, Inc.*..........  3,000    82,500
                                             --------
                                              250,500
                                             --------

See notes to portfolio of investments.

30 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                         Capital Accumulation Portfolio

                      Portfolio of Investments (Continued)

                               December 31, 1995

                               =================


Equity Securities (Cont'd)                       Shares       Value
=====================================================================
Retail (5.9%)
 Autozone, Inc.*................................  2,000  $   57,750
 Dollar General Corp............................  4,500      93,375
 Federated Department Stores, Inc.*.............  2,000      55,000
 Gadzooks, Inc.*................................  2,200      55,550
 Mens Wearhouse, Inc.*..........................  3,150      81,112
 Movie Gallery, Inc.*...........................  3,000      91,500
 Revco D.S., Inc.*..............................  2,100      59,325
 Whole Foods Market, Inc.*......................  2,500      34,687
                                                         ----------
                                                            528,299
                                                         ----------
Specialized Services (3.6%)
 Ambassadors International, Inc.*...............  5,000      48,750
 Devry, Inc.*...................................  2,000      54,000
 Equifax, Inc...................................  2,950      63,056
 Gartner Group, Inc., Class A*..................  1,000      47,875
 Lo Jack Corp...................................  3,400      37,825
 U.S. Order, Inc.*..............................  3,000      67,125
                                                         ----------
                                                            318,631
                                                         ----------
Telecommunications (0.4%)
 Westell Technologies, Class A*.................  1,300      32,662
                                                         ----------
                                                             32,662
                                                         ----------
Textiles (2.7%)
 Lydall, Inc....................................  2,000      45,500
 Marisa Christina, Inc.*........................  2,000      34,000
 Quiksilver, Inc.*..............................  2,000      68,375
 St. John Knits, Inc............................  1,700      90,312
                                                         ----------
                                                            238,187
                                                         ----------
  Total Equity Securities (Cost $6,545,208).....          8,025,742
                                                         ----------
   TOTAL INVESTMENTS (89.8%)
   (Cost $6,545,208+)...........................         $8,025,742
                                                         ==========

Notes to Portfolio of Investments:
* Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent the percentage of investments to net assets.


ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 31

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                         Capital Accumulation Portfolio

                      Statement of Assets and Liabilities

                               December 31, 1995

                               =================


Assets
======================================================================================
Investments in securities, at value - see accompanying portfolio.....    $8,025,742
Cash.................................................................       948,957
Receivable for securities sold.......................................        31,079
Interest and dividends receivable....................................         3,392
Other assets.........................................................            95
                                                                         ----------
 Total assets........................................................     9,009,265
                                                                         ----------

Liabilities
======================================================================================

Payable for securities purchased.....................................        64,066
Payable to Calvert Asset Management Company, Inc.....................         6,020
Accrued expenses and other liabilities...............................         3,900
                                                                         ----------
 Total liabilities...................................................        73,986
                                                                         ----------
  Net assets.........................................................    $8,935,279
                                                                         ==========

Net Assets Consist of:
======================================================================================

Par value and paid-in capital applicable to 398,463  shares of common
 stock outstanding; $1 par value, 4,000,000 shares authorized........    $7,434,676
Accumulated net realized gains (losses) on investments...............        20,069
Net unrealized appreciation (depreciation) on investments............     1,480,534
                                                                         ----------
  Net Assets.........................................................    $8,935,279
                                                                         ==========
  Net Asset Value per Share..........................................        $22.42
                                                                         ==========

See notes to financial statements.

32 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                               ===================


Net Investment Income
==============================================================================
Investment Income
  Interest income.................................................. $    5,696
  Dividend income..................................................     22,183
                                                                    ----------
   Total investment income........................................      27,879
                                                                    ----------
Expenses
  Investment advisory fee..........................................     55,003
  Directors' fees and expenses.....................................        930
  Administrative fees..............................................      6,905
  Custodian fees...................................................     21,569
  Registration fees................................................        505
  Reports to shareholders..........................................     21,868
  Professional fees................................................      2,038
  Contract Services................................................      5,297
  Miscellaneous....................................................        358
  Reimbursement from Advisor.......................................     (6,905)
                                                                    ----------
   Total expenses.................................................     107,568
   Fees paid indirectly...........................................     (21,569)
                                                                    ----------
     Net expenses................................................       85,999
                                                                    ----------
       Net Investment Income (Loss)............................        (58,120)
                                                                    ----------
Realized and Unrealized Gain (Loss)
on Investments
==============================================================================

Net realized gain (loss) on investments..........................      805,204
Change in unrealized appreciation or depreciation on investments.    1,398,962
                                                                    ----------

  Net Realized and Unrealized Gain (Loss)
  on Investments.................................................    2,204,166
                                                                    ----------

  Increase (Decrease) in Net Assets
  Resulting From Operations.......................................  $2,146 046
                                                                    ==========

See notes to financial statements.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 33

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                               ================




Increase (Decrease)in Net Assets                               1995         1994
===================================================================================
Operations
 Net investment income................................... $   (58,120)  $    36,868
 Net realized gain (loss) on investments.................     805,204      (260,154)
 Change in unrealized appreciation or depreciation.......   1,398,962      (358,629)
                                                          -----------   -----------
     Increase (Decrease)
     In Net Assets Resulting From Operations.............   2,146,046      (581,915)
                                                          -----------   -----------
Distributions to shareholders from:
 Net investment income...................................      (3,628)      (33,260)
 Net realized gain on investments........................    (466,861)           --
                                                          -----------   -----------
  Total distributions....................................    (470,489)      (33,260)
                                                          -----------   -----------
Capital share transactions
 Shares sold.............................................   2,445,856     2,889,850
 Reinvestment of distributions...........................     470,489        33,260
 Shares redeemed.........................................  (1,345,444)   (1,605,337)
                                                          -----------   -----------
   Total capital share transactions......................   1,570,901     1,317,773
                                                          -----------   -----------
Total Increase (Decrease) In Net Assets..................   3,246,458       702,598

Net Assets
===================================================================================

 Beginning of year.......................................   5,688,821     4,986,223
                                                          -----------   -----------
  End of year (including undistributed net investment
  income of $0 and $3,628, respectively.)................ $ 8,935,279   $ 5,688,821
                                                          ===========   ===========
Capital Share Activity
===================================================================================

 Shares sold.............................................     112,840       158,373
 Reinvestment of distributions...........................      20,976         1,954
 Shares redeemed.........................................     (70,579)      (88,169)
                                                          -----------   -----------
  Total capital share activity..........................       63,237        72,158
                                                          ===========   ===========

See notes to financial statements.

34 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                         Notes to Financial Statements


Note A--Significant Accounting Policies

General: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Capital Accumulation was formerly Calvert-Ariel Appreciation II Portfolio. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

ANNUAL REPORT  CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 35

Note B--Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .10% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C--Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $11,778,141 and $8,448,713, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,480,534, of which $1,821,342 related to appreciated securities and $340,808 related to depreciated securities.

Note D--Subsequent Event

The shareholders of CRI Equity Portfolio have been asked to vote (under the instructions of the contract holders) on February 16, 1996 on a merger into the Portfolio effected by a tax-free exchange of net assets of CRI Equity, approximately $4.5 million, for shares of the Portfolio.

36 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO  ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                             Financial Highlights
                                   =========


                                                                                    From
                                                                                  Inception
                                                                                  July 16,
                                              Year      Year      Year     Year     1991
                                             Ended     Ended     Ended    Ended    Through
                                            Dec. 31,  Dec. 31,  Dec. 31, Dec. 31, Dec. 31,
                                              1995      1994      1993     1992     1991
===========================================================================================
Net asset value, beginning................  $16.97    $18.95    $17.87   $15.82   $15.00
                                            ======    ======    ======   ======   ======
Income from investment operations
 Net investment income....................    (.15)      .10       .08      .09      .26
 Net realized and unrealized gain (loss)..    6.85     (1.98)     1.27     2.09      .82
                                            ------    ------    ------   ------   ------
  Total from investment operations........    6.70     (1.88)     1.35     2.18     1.08
                                            ------    ------    ------   ------   ------

Distributions from
 Net investment income....................    (.01)     (.10)     (.08)    (.09)    (.26)
 Net realized gains.......................   (1.24)     ----      (.19)    (.04)    ----
                                            ------    ------    ------   ------   ------
  Total distributions.....................   (1.25)     (.10)     (.27)    (.13)    (.26)
                                            ------    ------    ------   ------   ------
Total increase (decrease) in
 net asset value..........................    5.45     (1.98)     1.08     2.05      .82
                                            ------    ------    ------   ------   ------
Net asset value, ending...................  $22.42    $16.97    $18.95   $17.87   $15.82
                                            ======    ======    ======   ======   ======
Total return*.............................   39.46%    (9.92%)    7.56%   13.73%    7.25%
                                            ======    ======    ======   ======   ======
Ratios to average net assets:
 Net investment income....................    (.84%)     .68%      .66%    1.19%     .84%(a)
                                            ======    ======    ======   ======   ======
 Total expenses+..........................    1.56%     ----      ----     ----     ----
                                            ======    ======    ======   ======   ======
 Net expenses.............................    1.25%      .79%      .80%     .39%    ----
                                            ======    ======    ======   ======   ======
 Expenses reimbursed......................     .10%     ----      ----      .87%    4.23%(a)
                                            ======    ======    ======   ======   ======
Portfolio turnover........................     135%       79%       26%       2%       5%
                                            ======    ======    ======   ======   ======
Net assets, ending (in thousands).........  $8,935    $5,689    $4,986   $  870   $  268
                                            ======    ======    ======   ======   ======
Number of shares outstanding,
 ending (in thousands)....................     398       335       263       49       17
                                            ======    ======    ======   ======   ======

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

ANNUAL REPORT  CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 37

                       Annual Report--December 31, 1995

                                   =========

                         CALVERT RESPONSIBLY INVESTED
                            GLOBAL EQUITY PORTFOLIO

                       Managed by Murray Johnstone, Ltd.

Dear Investor:

  Nineteen ninety-five proved to be a mixed year for stock markets around the globe. Asian markets, for example, were relatively flat while European stocks, as measured by the Eurotop 100 Index, rose an average of 12.3%.

  There was much of the same in the Americas. The U.S. market had an outstanding year, with the Standard & Poor's 500(R) Index surging ahead 34%, while Canada's Toronto Stock Exchange Index of 300 major issues ended the year up a modest 12%. By contrast, Latin American markets from Mexico to Colombia recorded one of their worst years ever.

Performance and Strategy

  The Global Equity Portfolio returned 12.35% for the 12-month period ended December 31, 1995 compared to 21.32% for the Morgan Stanley Capital International World Index.

  Initially in 1995, we focused our investments predominantly in Europe and Southeast Asia. As the year progressed and prospects for a Japanese economic recovery improved, we increased investment in Japan to 27% of the Portfolio. Similarly, we increased allocations to Hong Kong and Singapore when the outlook for their markets became more attractive. We raised cash for these purchases by selling positions in Germany and the Netherlands. (Our sell decision was based on the expectation that these markets would eventually suffer due to an extreme rise in the value of their national currencies.) By year-end 1995, our investments in Continental Europe and the Far East outperformed the overall markets in each of these regions.


                          Calvert Responsibly Invested
                            Global Equity Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

               CRI Global     MSCI World Index
               ---------------------------------
6/92             $10,000           $10,000
12/92              9,673             9,729
12/93             12,548            11,979
12/94             12,281            12,648
12/95             13,797            15,344

                          Average Annual Total Return
                           (periods ending 12/31/95)

1 Year 12.35%                                       Life of Fund 9.50% (6/92)
------------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
------------------------------------------------------------------------------

38 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

  Underexposure to the U.S. market and overexposure to the Mexican market were the two factors primarily responsible for the Portfolio's underperformance. We underweighted the U.S. market because our assessment showed that, in historical terms, it had become overvalued and that corporate earnings were in a downward phase. The decision proved costly because the U.S. market turned in one of the year's best performances worldwide.

  We maintained our Mexican holdings because we believed equities would recover from their downward spiral in 1994. You may recall that Mexican stocks fell after the peso devaluation in December of 1994 caused an economic crisis. In January of 1995, the government arranged a series of standby loans and in March instituted an austerity program which we anticipated would result in recession. However, we believed that equity prices already reflected the downturn and that stocks were poised for a comeback.

  As we expected, equities recovered throughout the year. But global investors began selling pesos when fears arose that the Mexican government might loosen austerity measures and that corporate earnings might fall short of expectations. The weakening of the peso reduced the dollar-denominated value of Mexican investments and resulted in further losses for U.S. investors.

Outlook

  We believe the worldwide structural shift towards lower inflation, which began taking shape in 1995, will continue in 1996. Low interest rates will persist as a result. Moreover, earnings will begin to exert a greater influence on stock prices than money supply changes by the world's central banks. For this reason, we will focus our attention on markets in the Far East, which are in a growth phase, and reduce our exposure to markets in the U.S., the U.K. and Europe. We will maintain our investments in Latin America as our analysis indicates it should enjoy good growth in the year ahead.

  We appreciate your investment in the CRI Global Equity Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President


ANNUAL REPORT        CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 39

                       Report of Independent Accountants

                               ================

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Global Equity Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Global Equity Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Global Equity Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 26, 1996


40 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                            Portfolio of Investments
                               December 31, 1995

                                   ========


Equity Securities (93.6%)                                      Shares   Value
--------------------------------------------------------------------------------
Australia (2.1%)
  National Australia Bank....................................  23,000  $206,853
                                                                       --------
                                                                        206,853
                                                                       --------

Belgium (0.1%)
  G.I.B......................................................      19       813
                                                                       --------
                                                                            813
                                                                       --------

Denmark (1.5%)
  Tele Danmark...............................................   2,680   146,248
                                                                       --------
                                                                        146,248
                                                                       --------

France (3.1%)
  Ass Gen de France..........................................   3,105   103,986
  CPR CIE Par Reesco.........................................     690    56,347
  Credit Fonc France.........................................   2,691    38,906
  Pinault Printemps Redoute, S.A. *..........................     530   105,740
                                                                       --------
                                                                        304,979
                                                                       --------

Hong Kong (3.6%)
  Hysan Development..........................................  55,000   145,457
  Sun Hung Kai Props.........................................  25,000   204,494
                                                                       --------
                                                                        349,951
                                                                       --------

Italy (3.5%)
  IMI........................................................  23,000   144,825
  Telecom Italia *...........................................  99,300   104,419
  Telecom Italia *...........................................  53,600    94,333
                                                                       --------
                                                                        343,577
                                                                       --------

Japan (27.2%)
  Canon, Inc.................................................  10,000   181,114
  Futaba Corp................................................   2,000    91,622
  Itochu Corp................................................  28,000   188,475
  Kuraray Co.................................................  17,000   186,053
  Mori Seiki Co..............................................   9,000   203,099
  NEC Corp...................................................  15,000   183,051
  Nippon Telephone & Telegraph...............................      23   186,005
  Omron Corp.................................................   7,000   161,356
  Sanwa Bank.................................................   6,000   122,034
  Secom Co...................................................   3,000   208,620

See notes to portfolio of investments.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 41

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                   Shares    Value
--------------------------------------------------------------------------------
Japan (Cont'd)
  Sumitomo Trust & Banking.................................  14,000  $  197,966
  Takeda Chem Inds.........................................  12,000     197,579
  TDK Corp.................................................   3,000     153,123
  Teijin...................................................  23,000     117,617
  Tokyo Style Co...........................................  10,000     171,428
  Tsukishima Kikai.........................................   6,000     127,845
                                                                     ----------
                                                                      2,676,987
                                                                     ----------

Netherlands (1.9%)
  Elsevier,  N.V...........................................   7,200      96,018
  Ver Ned Uitgevers........................................     675      92,667
                                                                     ----------
                                                                        188,685
                                                                     ----------

New Zealand (2.4%)
  Telecom Corp. of New Zealand.............................  55,000     237,317
                                                                     ----------
                                                                        237,317
                                                                     ----------

Norway (2.0%)
  Tomra Systems............................................  25,500     201,291
                                                                     ----------
                                                                        201,291
                                                                     ----------

Singapore (5.1%)
  Keppel Corp..............................................  17,000     151,432
  O/Seas Chinese Bank......................................  18,000     225,239
  United Overseas, Ltd. (warrants) *....................... 149,000     126,405
                                                                     ----------
                                                                        503,076
                                                                     ----------

Spain (4.4%)
  Aguas de Barcelona.......................................   3,957     118,090
  Dragados Y Constr........................................  10,851     142,682
  Sotogrande, S.A. *.......................................  30,650      57,105
  Vallehermoso, S.A........................................   6,340     117,862
                                                                     ----------
                                                                        435,739
                                                                     ----------

Switzerland (1.7%)
  Ciba Geigy, A.G..........................................      91      80,074
  Sandoz, A.G..............................................      96      87,886
                                                                     ----------
                                                                        167,960
                                                                     ----------

See notes to portfolio of investments.

42 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO         ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                     Shares    Value
--------------------------------------------------------------------------------
United Kingdom (8.9%)
  Allied Irish Banks........................................   31,800  $173,841
  Argyll Group..............................................   12,000    63,364
  Beazer Homes *............................................   22,000    59,792
  British Telecom...........................................    8,000    43,858
  Cable & Wireless..........................................    4,000    28,638
  Commercial Union..........................................    3,000    29,259
  Dalgety...................................................    9,000    56,678
  EMAP......................................................    6,000    49,852
  Glynwed International.....................................   10,000    49,542
  Hays......................................................    7,500    43,796
  Kingfisher................................................    5,000    42,087
  Low & Bonar...............................................    7,000    50,225
  Marks & Spencer...........................................    4,500    31,449
  McBride *.................................................   15,000    44,960
  National Westminster......................................    5,000    50,357
  Severn Trent *............................................    5,000    53,386
                                                                       --------
                                                                        871,084
                                                                       --------

United States (26.1%)
  Banpais,  S.A. ADR*.......................................   10,000         0
  Cardinal Health, Inc......................................    3,000   164,250
  Cifra, S.A. de C.V........................................   69,000    72,526
  Duriron, Inc..............................................    3,500    81,813
  Enron Corp................................................    3,000   114,375
  Grupo Indl Durango, S.A. ADR*.............................   11,000    72,875
  Hong Kong Land Hld........................................  100,000   185,000
  Illinois Tool Works, Inc..................................    3,200   188,800
  MBNA Corp.................................................    4,000   147,500
  McGraw Hill Cos., Inc.....................................    2,000   174,250
  Metrocall, Inc. *.........................................    3,000    57,375
  Molex, Inc., Class A......................................    5,000   153,125
  New World Power Corp. *...................................    3,900     6,825
  Northern Trust Corp. (rights).............................    2,400   134,400
  Partner Re Holding........................................    6,700   184,250
  Quorum Health Group, Inc. *...............................    6,500   143,000
  Seitel, Inc. *............................................    3,500   123,813
  Telefonos de Mexico, S.A. ADR.............................    3,600   114,750

See notes to portfolio of investments.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 43

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                   Shares    Value
--------------------------------------------------------------------------------
United States (Cont'd)
  Transportadora de Gas, ADR.............................    21,000  $  270,375
  Worldcom, Inc. *.......................................     5,122     180,551
                                                                     ----------
                                                                      2,569,853
                                                                     ----------

  Total Equity Securities (Cost $8,959,656)..............             9,204,413
                                                                     ----------

                                                           Principal
Time Deposit (2.7%)                                         Amount
--------------------------------------------------------------------------------
State Street Bank, London, 5.625%, 1/3/96................  $261,073     261,073
                                                                     ----------

  Total Time Deposit (Cost $261,073).....................               261,073
                                                                     ----------

    TOTAL INVESTMENTS (96.3%)
    (Cost $9,220,729 +)..................................            $9,465,486
                                                                     ==========


Notes to Portfolio of Investments:
* Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent the percentage of investments to net assets.

44 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995

                                   ========


Assets
--------------------------------------------------------------------------------
Investments in securities, at value - see accompanying portfolio...  $9,465,486
Cash...............................................................     351,453
Interest and dividends receivable..................................      27,369
Other assets.......................................................         189
                                                                     ----------
  Total assets.....................................................   9,844,497
                                                                     ----------

Liabilities
--------------------------------------------------------------------------------
Payable to Calvert Asset Management Company, Inc...................       9,115
Accrued expenses and other liabilities.............................       4,435
  Total liabilities................................................      13,550
                                                                     ----------
    Net assets.....................................................  $9,830,947
                                                                     ----------

Net Assets Consist of:
--------------------------------------------------------------------------------
Par value and paid-in capital applicable to 573,183 shares of common stock outstanding; $1 par value, 4,000,000 shares
  authorized.......................................................  $9,547,475
Undistributed net investment income (loss).........................      12,469
Accumulated net realized gains (losses) on investments and
  foreign currencies...............................................      23,265
Net unrealized appreciation (depreciation) on investments and
  assets and liabilities in foreign currencies.....................     247,738
                                                                     ----------
    Net Assets.....................................................  $9,830,947
                                                                     ==========

    Net Asset Value per Share......................................      $17.15
                                                                     ==========

See notes to financial statements.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 45

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                   ========


Net Investment Income
--------------------------------------------------------------------------------
Investment Income
  Interest income..................................................  $   38,902
  Dividend income (net of foreign taxes of $20,715)................     204,454
                                                                     ----------
    Total investment income........................................     243,356
                                                                     ----------

Expenses
  Investment advisory fee..........................................      93,418
  Directors' fees and expenses.....................................         419
  Administrative fees..............................................      40,000
  Custodian fees...................................................      36,172
  Reports to shareholders..........................................       5,546
  Professional fees................................................       1,697
  Miscellaneous....................................................         288
  Reimbursement from Advisor.......................................     (36,720)
                                                                     ----------
    Total expenses.................................................     140,820
    Fees paid indirectly...........................................     (36,034)
                                                                     ----------
      Net expenses.................................................     104,786
                                                                     ----------
         Net Investment Income (Loss)..............................     138,570
                                                                     ----------

Realized and Unrealized Gain (Loss)
on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) on:
  Securities.......................................................      90,563
  Foreign currencies...............................................     194,651
                                                                     ----------
                                                                        285,214
                                                                     ----------

Change in unrealized appreciation or depreciation on:
  Securities.......................................................     719,592
  Assets and liabilities in foreign currencies.....................       2,725
                                                                     ----------
                                                                        722,317
                                                                     ----------

    Net Realized and Unrealized Gain (Loss)
    On Investments.................................................   1,007,531
                                                                     ----------

    Increase (Decrease) In Net Assets
    Resulting From Operations......................................  $1,146,101
                                                                     ==========

See notes to financial statements.

46 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

                          Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                                   ========


Increase (Decrease) in Net Assets                        1995          1994
--------------------------------------------------------------------------------
Operations
  Net investment income.............................  $   138,570   $    37,962
  Net realized gain (loss) on investments...........      285,214       609,785
  Change in unrealized appreciation or depreciation.      722,317      (968,554)
                                                      -----------   -----------
    Increase (Decrease) In Net Assets
    Resulting From Operations.......................    1,146,101      (320,807)
                                                      -----------   -----------

Distributions to shareholders from:
  Net investment income.............................     (137,673)      (62,195)
  Net realized gain on investments..................     (249,074)     (587,297)
                                                      -----------   -----------
    Total distributions.............................     (386,747)     (649,492)
                                                      -----------   -----------

Capital share transactions
  Shares sold.......................................    3,017,493     5,389,240
  Reinvestment of distributions.....................      386,745       649,491
  Shares redeemed...................................   (2,097,365)   (1,833,009)
                                                      -----------   -----------
    Total capital share transactions................    1,306,873     4,205,722
                                                      -----------   -----------

Total Increase (Decrease)
In Net Assets.......................................    2,066,227     3,235,423

Net Assets
--------------------------------------------------------------------------------
  Beginning of year.................................    7,764,720     4,529,297
                                                      -----------   -----------
  End of year (including undistributed net
    investment income (loss) of $12,469 and
    $(1,303), respectively.)........................  $ 9,830,947   $ 7,764,720
                                                      -----------   -----------

Capital Share Activity
--------------------------------------------------------------------------------
  Shares sold.......................................      186,095       293,138
  Reinvestment of distributions.....................       22,551        40,294
  Shares redeemed...................................     (123,999)     (100,451)
                                                      -----------   -----------
    Total capital share activity....................       84,647       232,981
                                                      ===========   ===========

See notes to financial statements.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 47

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. The Portfolio may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions:   The Portfolio's accounting records are
maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The changes in foreign exchange rates on securities are included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.


48 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B--Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for a fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C--Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $9,021,138 and $7,827,884, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $244,757, of which $951,801 related to appreciated securities and $707,044 related to depreciated securities.


ANNUAL REPORT        CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 49

                          ACACIA CAPITAL CORPORATION
                         CALVERT RESPONSIBLY INVESTED
                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                                   =========



                                                                                          From Inception
                                                                                          June 30, 1992
                                                 Year Ended    Year Ended    Year Ended      Through
                                                December 31,  December 31,  December 31,   December 31,
                                                    1995          1994          1993          1992
========================================================================================================
Net asset value, beginning.....................    $15.89        $17.72        $14.57         $15.00
                                                =========     =========     =========     ==========
Income from investment operations
 Net investment income.........................       .27           .11           .11           (.02)
 Net realized and unrealized gain (loss).......      1.69          (.49)         4.07           (.41)
                                                ---------     ---------     ---------     ----------
  Total from investment operations.............      1.96          (.38)         4.18           (.43)
                                                ---------     ---------     ---------     ----------

Distributions from
 Net investment income.........................      (.25)         (.13)         (.08)          ----
 Net realized gains............................      (.45)        (1.32)         (.95)          ----
                                                ---------     ---------     ---------     ----------
  Total distributions..........................      (.70)        (1.45)        (1.03)          ----
                                                ---------     ---------     ---------     ----------
Total increase (decrease) in net asset value...      1.26         (1.83)         3.15           (.43)
                                                ---------     ---------     ---------     ----------
Net asset value, ending........................    $17.15        $15.89        $17.72         $14.57
                                                =========     =========     =========     ==========
Total return*..................................     12.35%        (2.13%)       29.72%         (3.27%)
                                                =========     =========     =========     ==========
Ratios to average net assets:
 Net investment income.........................      1.48%          .59%         1.00%          (.98%)(a)
                                                =========     =========     =========     ==========
 Total expenses+...............................      1.51%         ----          ----           ----
                                                =========     =========     =========     ==========
 Net expenses..................................      1.12%         1.24%          .94%           .98%(a)
                                                =========     =========     =========     ==========
 Expenses reimbursed...........................       .39%          .29%          .10%          1.07%(a)
                                                =========     =========     =========     ==========
Portfolio turnover.............................        90%           84%           64%          ----
                                                =========     =========     =========     ==========
Net assets, ending (in thousands)..............    $9,831        $7,765        $4,529         $  236
                                                =========     =========     =========     ==========
Number of shares outstanding,
 ending (in thousands).........................       573           489           256             16
                                                =========     =========     =========     ==========

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

50 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

                       Annual Report--December 31, 1995

                                   =========

                         CALVERT RESPONSIBLY INVESTED
                              BALANCED PORTFOLIO

      Managed by Calvert Asset Management Company, Inc. and NCM Capital
                   Management, Inc., effective February 1995

Dear Investor:

  In seeking to provide investors with consistently competitive returns, the Board of Directors selected different investment managers. In February, NCM Capital assumed responsibility for managing the equity portion of the Portfolio and Calvert Asset Management Company, Inc. assumed responsibility for managing the Portfolio's fixed-income assets. U.S. Trust Company of Boston was the previous investment manager.

  The 12-month period ended December 31, 1995 proved to be an excellent one for most investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product
(GDP) slowed to 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.

Market Summary

  The stock market, as measured by the Standard & Poor's 500(R) Index, had its best year since 1975, rising 34% for the year. Stocks from the technology and financial sectors were among the leading issues. Investors sought the safety of large-capitalization stocks which outperformed small-capitalization stocks by a significant margin.


                         Calvert Responsibly Invested
                              Balanced Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.


              CRI Balanced   S&P 500(R)   Lehman Aggregate Bond   90-Day T-Bill
              -----------------------------------------------------------------
9/86            $10,000       $ 9,667           $10,223              $10,181
12/86             9,681        10,000            10,000               10,000
12/87            10,341        10,175            10,505               10,782
12/88            11,544        12,877            11,334               11,521
12/89            13,936        16,950            12,981               12,492
12/90            14,519        16,423            14,144               13,459
12/91            16,888        21,415            16,407               14,196
12/92            18,174        23,045            17,621               14,690
12/93            19,628        25,363            19,339               15,137
12/94            18,992        25,822            18,774               15,789
12/95            24,648        35,513            22,242               16,681

                          Average Annual Total Return
                           (periods ending 12/31/95)

1 Year  29.87%                                                  5 Year  11.16%
                          Life of Fund 10.15% (9/86)*
------------------------------------------------------------------------------
                 * New sub-advisors assumed management of the
                      Portfolio effective February 1995.

        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.
------------------------------------------------------------------------------

ANNUAL REPORT             CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 51

  As yields fell, bonds moved ahead, with the Lehman Aggregate Bond Index advancing 18.47%. Money market investors paid a high price for security as the average money market fund returned just over 5% for the entire year.

Performance and Strategy

  For the 12-month period ended December 31, 1995, the Balanced Portfolio's total return of 29.87% was significantly ahead of the Lipper Balanced Funds Average total return of 25.16%.

  The Portfolio's above-average gain was due to its substantial equity investments in the financial, technology and consumer-staple sectors. Particularly, our financial service holdings benefited from declining interest rates and from merger and acquisition activity in the banking area. The fixed-income portion is continuing to make a significant contribution to the Portfolio's performance. Near the end of the year, we added callable agency securities to the Portfolio as they became undervalued by the rest of the market. Currently, the average maturity of the Portfolio's bond portion is approximately 7.9 years.

Outlook

  Nineteen ninety-six marks the sixth year of the economic expansion. With a sluggish economy at hand, we would not be surprised to see the Federal Reserve cut short-term rates another 50 basis points, possibly as early as the first quarter. Our forecast for the year calls for continued slow economic growth, low inflation and low interest rates. Stocks and bonds should continue to move higher in 1996, albeit at a slower rate than in 1995.

  As of this writing, a shareholder meeting was pending to merge the CRI Bond Portfolio into the CRI Balanced Portfolio. Assuming the merger was approved, we welcome all CRI Bond Portfolio shareholders.

  We appreciate your investment in the CRI Balanced Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President


52 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO             ANNUAL REPORT

                       Report of Independent Accountants
                                ==============

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Balanced Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 26, 1996


ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 53

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                            Portfolio of Investments
                               December 31, 1995
                                 ==============

                                                                   Principal
Corporate Debt (8.2%)                                                Amount      Value
=========================================================================================
BellSouth Savings, 9.19%, 7/1/03.................................. $  395,312  $  445,374
CIT Group Holdings, Inc., 5.82%, 5/11/98..........................  3,000,000   2,994,132
First Union Corp., 7.50%, 4/15/35 (Tender 7/1/05 @ 100)...........  2,000,000   2,215,020
Puget Power Consv., 6.45%, 4/11/05................................  1,904,373   1,989,544
United Dominion Reality Trust, Inc., 8.50%, 9/15/24...............  1,200,000   1,351,200
                                                                               ----------

 Total Corporate Debt (Cost $8,687,485)...........................              8,995,270
                                                                               ----------

Mortgage Backed Securities (7.8%)
=========================================================================================

Advanta Corp., 5.50%, 3/25/10.....................................  2,294,773   2,209,436
Federal Home Loan Mortgage Corp., 6.00%, 12/15/19.................  1,000,000     999,470
Federal Home Loan Mortgage Corp., 6.50%, 8/15/21..................  1,000,000   1,020,350
Federal Home Loan Mortgage Corp., 7.00%, 9/1/25...................    976,288     985,133
Federal National Mortgage Assn., 6.50%, 12/25/23..................  1,000,000     993,090
Federal National Mortgage Assn., 7.00%, 8/1/25....................    990,110     998,149
Government National Mortgage Assn., 6.50%, 12/15/23...............  1,447,099   1,435,797
                                                                               ----------

 Total Mortgage Backed Securities (Cost $8,343,292)...............              8,641,425
                                                                               ----------

Municipal Obligations (6.7%)
=========================================================================================

Gardena, California Certificates of Participation VRDN,
 6.15%, 7/1/25, LOC: Sumitomo Trust & Banking Ltd. **.............  1,500,000   1,500,000
Illinois Housing Development Authority VRDN, 6.027%,
 6/1/22, AMBAC Insured (Tender 1/2/96 @ 100) **...................  1,600,000   1,600,000
Illinois Housing Development Authority, 8.35%, 8/1/26.............  1,170,000   1,247,922
Long Beach, California Pension Obligation, 7.14%, 9/1/10,
 FSA Insured......................................................  1,000,000   1,043,420
Sacramento County, California Pension Funding, 5.98%,
 8/15/14, MBIA Insured (Tender 2/15/96 @ 100).....................  2,000,000   2,000,000
                                                                               ----------

 Total Municipal Obligations (Cost $7,277,136)....................              7,391,342
                                                                               ----------

Repurchase Agreements, for Deposit
at Cost, Collateralized by Securities
Issued or Guaranteed by the
U.S. Government (2.7%)
=========================================================================================

Donaldson, Lufkin, Jenerette: 5.85%, dated 12/29/95, due 1/2/96
 ($3,055,934, Resolution Funding Corp., Zero Coupon, 1/15/30).....  3,000,000   3,000,000
                                                                               ----------

 Total Repurchase Agreements (Cost $3,000,000)....................              3,000,000
                                                                               ----------

See notes to portfolio of investments.

54 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


U.S. Government Agencies and                              Principal
Instrumentalities (10.6%)                                   Amount      Value
--------------------------------------------------------------------------------
Federal Home Loan Bank, 6.83%, 11/9/00.................  $ 1,000,000  $1,001,300
Federal Home Loan Mortgage Corp., 5.47%, 1/5/96........    3,000,000   2,998,177
Federal National Mortgage Assn., 5.49%, 10/2/03........    1,000,000     994,600
Federal National Mortgage Assn., 6.85%, 9/12/05........    2,500,000   2,573,300
Resolution Funding Corp., 8.625%, 1/15/21..............    1,000,000   1,309,140
Small Business Administration, 8.05%, 6/1/12...........      869,101     925,854
U.S. Department of Veteran Affairs, 8.00%, 7/15/18.....    1,000,000   1,067,830
WNH Ltd Partnership, 9.40%, 10/01/99...................      705,000     764,509
                                                                      ----------

 Total U.S. Government Agencies and Instrumentalities
 (Cost $11,303,794)....................................               11,634,710
                                                                      ----------

U.S. Treasury (4.5%)
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.875%, 8/15/25...................    3,500,000   3,949,750
U.S. Treasury Notes, 5.875%, 11/15/05                      1,000,000   1,022,650
                                                                      ----------

 Total U.S. Treasury (Cost $4,935,525 )................                4,972,400
                                                                      ----------


Other Debt (0.9%)
--------------------------------------------------------------------------------
Chickasaw Nation, Oklahoma, 10.00%, 8/1/03.............    1,000,000   1,000,000
                                                                      ----------

 Total Other Debt (Cost $1,000,000)....................                1,000,000
                                                                      ----------

Equity Securities (57.8%)                                    Shares
--------------------------------------------------------------------------------
Beverage Hotel and Leisure (1.9%)
 Delta Corp............................................      550,000     920,719
 Regal Cinemas, Inc. *.................................       39,683   1,180,554
                                                                      ----------
                                                                       2,101,273
                                                                      ----------

Biotechnology (1.1%)
 Amgen, Inc. *.........................................       21,160   1,256,375
                                                                      ----------
                                                                       1,256,375
                                                                      ----------

Business Equipment and Services (2.3%)
 Hewlett Packard Co....................................       16,000   1,340,000
 Xerox Corp............................................        8,850   1,212,450
                                                                      ----------
                                                                       2,552,450
                                                                      ----------



See notes to portfolio of investments.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 55

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                  Shares      Value
--------------------------------------------------------------------------------
Communications (2.8%)
 Ameritech Corp..........................................     22,360  $1,319,240
 DSC Communications Corp. *..............................     47,860   1,764,838
                                                                      ----------
                                                                       3,084,078
                                                                      ----------

Computers (6.0%)
 3Com Corp. *............................................     26,300   1,226,238
 BMC Software, Inc. *....................................     23,470   1,003,343
 Computer Associates International, Inc..................     21,950   1,248,406
 Oracle Systems Corp. *..................................     23,405     991,787
 Seagate Technology *....................................     17,700     840,750
 Sun Microsystems, Inc. *................................     28,820   1,314,913
                                                                      ----------
                                                                       6,625,437
                                                                      ----------

Consumer Products (1.3%)
 Gillette Co.............................................     26,700   1,391,738
                                                                      ----------
                                                                       1,391,738
                                                                      ----------

Delivery (0.6%)
 Federal Express Corp. *.................................      9,300     687,038
                                                                      ----------
                                                                         687,038
                                                                      ----------

Electronics (5.5%)
 Arrow Electronics, Inc. *...............................     22,090     952,631
 E M C Corp. *...........................................     73,350   1,127,756
 Linear Technology Corp..................................     17,900     702,575
 Micron Technology, Inc..................................     19,600     776,634
 Philips Electronics N.V.................................     28,100   1,008,088
 Teradyne, Inc. (rights) *...............................     58,280   1,457,000
                                                                      ----------
                                                                       6,024,684
                                                                      ----------

Entertainment (1.2%)
 Walt Disney Co..........................................     21,905   1,292,395
                                                                      ----------
                                                                       1,292,395
                                                                      ----------

Financial Services (9.8%)
 Advanta Corp., Class A..................................     15,100     577,575
 Bank New York, Inc......................................     25,800   1,257,750
 Bank of Boston Corp. (rights)...........................     32,915   1,522,319
 Baybanks, Inc. (rights).................................     15,845   1,556,771
 Federal National Mortgage Assn..........................     12,200   1,514,325
 Green Tree Finl Corp....................................     37,830     997,766
 Umbono Investment Corp., Ltd. *.........................  1,156,540   3,331,140
                                                                      ----------
                                                                      10,757,646
                                                                      ----------


See notes to portfolio of investments.

56 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                    Shares    Value
--------------------------------------------------------------------------------
Food Services (2.5%)
 Kellogg Co.................................................  17,150  $1,324,837
 Sysco Corp. (rights).......................................  44,300   1,439,750
                                                                      ----------
                                                                       2,764,587
                                                                      ----------

Health Care (2.6%)
 Healthcare Compare Corp. *.................................  33,650   1,463,775
 Johnson & Johnson..........................................  16,700   1,429,937
                                                                      ----------
                                                                       2,893,712
                                                                      ----------

Industrial Products (2.8%)
 Applied Materials, Inc. *..................................  19,700     775,687
 Briggs & Stratton Corp.....................................  15,600     676,650
 Sigma Aldrich Corp.........................................  23,325   1,154,587
 Wellman, Inc...............................................  20,200     459,550
                                                                      ----------
                                                                       3,066,474
                                                                      ----------

Insurance  (3.1%)
 AFLAC, Inc.................................................  17,900     776,413
 Allstate Corp..............................................  31,550   1,297,494
 American International Group, Inc..........................  14,650   1,355,125
                                                                      ----------
                                                                       3,429,032
                                                                      ----------

Machinery  (1.3%)
 AGCO Corp..................................................  26,920   1,372,920
                                                                      ----------
                                                                       1,372,920
                                                                      ----------

Manufacturing  (1.0%)
 Dover Corp.................................................  31,400   1,157,875
                                                                      ----------
                                                                       1,157,875
                                                                      ----------

Media and Publishing (1.0%)
 Scholastic Corp. *.........................................  13,665   1,062,454
                                                                      ----------
                                                                       1,062,454
                                                                      ----------

Medical (3.4%)
 Becton Dickinson & Co......................................  22,700   1,702,500
 Boston Scientific Corp. *..................................  15,085     739,165
 Medtronic, Inc.............................................  24,100   1,346,587
                                                                      ----------
                                                                       3,788,252
                                                                      ----------

Merchandising (0.9%)
 Albertson's, Inc...........................................  28,980     952,717
                                                                      ----------
                                                                         952,717
                                                                      ----------


See notes to portfolio of investments.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 57

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                  Shares      Value
--------------------------------------------------------------------------------
Oil & Gas (0.7%)
 Smith International, Inc. (rights) *.................      33,135  $    778,673
                                                                    ------------
                                                                         778,673
                                                                    ------------

Paper and Packaging (0.9%)
 Chesapeake Corp. (rights)............................      33,410       989,771
                                                                    ------------
                                                                         989,771
                                                                    ------------

Pharmaceutical (1.4%)
 Merck & Co., Inc.....................................      24,000     1,578,000
                                                                    ------------
                                                                       1,578,000
                                                                    ------------

Retail (1.0%)
 Consolidated Stores Corp. *..........................      49,550     1,077,713
                                                                    ------------
                                                                       1,077,713
                                                                    ------------

Telecommunications (2.7%)
 Century Tel Enterprises, Inc. (rights)...............      52,045     1,652,429
 Ericsson L M Tel, Co., Class B, ADR..................      69,305     1,351,447
                                                                    ------------
                                                                       3,003,876
                                                                    ------------

  Total Equity Securities (Cost $53,795,240)..........                63,689,170
                                                                    ------------

   TOTAL INVESTMENTS (99.2%)
   (Cost $98,342,472).................................              $109,324,317
                                                                    ============

Notes to Portfolio of Investments:
*  Non-income producing.
** Optional tender features give these securities a shorter effective maturity date.
Percentages shown represent the percentage of the investments to net assets. Explanation of Guarantees:
 AMBAC: American Municipal Bond Assurance Corporation
 SA: Financial Security Advisor
 MBIA: Municipal Bond Insurance Association
 LOC: Letter of Credit
Abbreviations
 VRDN: Variable Rate Demand Notes

58 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995

                                   ========


Assets
--------------------------------------------------------------------------------
Investments in securities, at value - see accompanying portfolio..  $109,324,317
Cash..............................................................       529,881
Receivable for securities sold....................................     1,118,254
Interest and dividends receivable.................................       619,319
Other assets......................................................         1,146
                                                                    ------------
 Total assets.....................................................   111,592,917
                                                                    ------------

Liabilities
--------------------------------------------------------------------------------
Payable for securities purchased..................................     1,285,855
Payable to Calvert Asset Management Company, Inc..................        65,553
Accrued expenses and other liabilities............................         4,296
                                                                    ------------
 Total liabilities................................................     1,355,704
                                                                    ------------
  Net assets......................................................  $110,237,213
                                                                    ============

Net Assets Consist of:
--------------------------------------------------------------------------------
Par value and paid-in capital applicable to 64,728,020 shares of common stock outstanding; $1 par value, 70,000,000 shares
 authorized.......................................................  $ 98,074,699
Undistributed net investment income (loss)........................       270,941
Accumulated net realized gains (losses) on investments and
 foreign currencies...............................................       909,752
Net unrealized appreciation (depreciation) on investments and
 assets and liabilities in foreign currencies.....................    10,981,821
                                                                    ------------
  Net Assets......................................................  $110,237,213
                                                                    ============

  Net Asset Value per Share.......................................        $1.703
                                                                    ============

See notes to financial statements.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 59

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                   ========


Net Investment Income
--------------------------------------------------------------------------------
Investment Income
 Interest income..................................................  $ 2,666,330
 Dividend income (net of foreign taxes of $14,460)................      724,043
                                                                    -----------
  Total investment income.........................................    3,390,373
                                                                    -----------

Expenses
 Investment advisory fee..........................................      610,216
 Directors' fees and expenses.....................................       11,987
 Custodian fees...................................................       24,129
 Registration fees................................................        6,340
 Reports to shareholders..........................................       44,249
 Professional fees................................................       25,803
 Miscellaneous....................................................        3,565
                                                                    -----------
  Total expenses..................................................      726,289
  Fees paid indirectly............................................      (24,129)
                                                                    -----------
   Net expenses...................................................      702,160
                                                                    -----------
     Net Investment Income........................................    2,688,213
                                                                    -----------

Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) on:
 Securities.......................................................    9,151,962
 Foreign currencies...............................................      (20,556)
                                                                    -----------
                                                                      9,131,406
                                                                    -----------

Change in unrealized appreciation or depreciation on:
 Securities.......................................................   10,212,497
 Assets and liabilities in foreign currencies.....................          (24)
                                                                    -----------
                                                                     10,212,473
                                                                    -----------

  Net Realized and Unrealized Gain (Loss) on Investments..........   19,343,879
                                                                    -----------

  Increase (Decrease) In Net Assets Resulting From Operations.....  $22,032,092
                                                                    ===========

See notes to financial statements.

60 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                              Balanced Portfolio
                      Statement of Changes in Net Assets
                    Years Ended December 31, 1995 and 1994
                                 ==============

Increase (Decrease) in Net Assets                            1995          1994
===================================================================================
Operations
 Net investment income.................................. $  2,688,213   $ 2,063,409
 Net realized gain (loss) on investments................    9,131,406      (604,541)
 Change in unrealized appreciation or depreciation......   10,212,473    (3,394,657)
                                                         ------------   -----------

   Increase (Decrease) In Net Assets
   Resulting From Operations............................   22,032,092    (1,935,789)
                                                         ------------   -----------

Distributions to shareholders from:
 Net investment income..................................   (2,379,651)   (2,067,159)
 Net realized gain on investments.......................   (7,467,802)           --
                                                         ------------   -----------
  Total distributions...................................   (9,847,453)   (2,067,159)
                                                         ------------   -----------

Capital share transactions
 Shares sold............................................   27,827,854    21,821,042
 Reinvestment of distributions..........................    9,847,453     2,067,159
 Shares redeemed........................................   (6,215,413)   (7,292,332)
                                                         ------------   -----------
  Total capital share transactions......................   31,459,894    16,595,869
                                                         ------------   -----------

Total Increase (Decrease) In Net Assets.................   43,644,533    12,592,921

Net Assets
===================================================================================

 Beginning of year......................................   66,592,680    53,999,759
                                                         ------------   -----------
 End of year (including undistributed net investment
  income (loss) of $270,941 and $(22), respectively.)... $110,237,213    66,592,680
                                                         ============   ===========

Capital Share Activity
===================================================================================

 Shares sold............................................   16,449,557    14,565,450
 Reinvestment of distributions..........................    5,782,412     1,425,675
 Shares redeemed........................................   (3,747,516)   (4,889,932)
                                                         ------------   -----------
  Total capital share activity..........................   18,484,453    11,101,193
                                                         ============   ===========

See notes to financial statements.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 61

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Balanced Portfolio was formerly known as Calvert Responsibly Invested Managed Growth Portfolio/Socially Responsible Series. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The changes in foreign exchange rates on securities are included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles,

62 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT
accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $151,831,684 and $125,197,142, respectively.

The cost of investments owned at December 31, 1995 for federal income tax purposes was $98,398,834. Net unrealized appreciation aggregated $10,925,483, of which $12,196,885 related to appreciated securities and $1,271,402 related to depreciated securities.

Note D-Subsequent Event

The shareholders of CRI Bond Portfolio have been asked to vote (under the instructions of the contract holders) on February 16, 1996 on a merger into the Portfolio effected by a tax-free exchange of net assets of CRI Bond, approximately $3.6 million, for shares of the Portfolio.


ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 63

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                              Balanced Portfolio
                             Financial Highlights
                               =============

                                             Year       Year        Year     Year      Year
                                             Ended      Ended      Ended     Ended     Ended
                                            Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
                                              1995       1994       1993     1992      1992
==============================================================================================
Net asset value, beginning................. $  1.440   $ 1.537    $ 1.465   $ 1.403   $ 1.249
                                            ========   =======    =======   =======   =======
Income from investment operations
---------------------------------
 Net investment income.....................     .050      .046       .045      .044      .050
 Net realized and unrealized gain (loss)...     .380     (.097)      .072      .062      .154
                                            --------   -------    -------   -------   -------
  Total from investment operations.........     .430     (.051)      .117      .106      .204
                                            --------   -------    -------   -------   -------

Distributions from
------------------
 Net investment income.....................    (.040)    (.046)     (.045)    (.044)    (.050)
 Net realized gains........................    (.127)       --         --        --        --
                                            --------   -------    -------   -------   -------
   Total distributions.....................    (.167)    (.046)     (.045)    (.044)    (.050)
                                            --------   -------    -------   -------   -------
Total increase (decrease) in
 net asset value...........................     .263     (.097)      .072      .062      .154
                                            --------   -------    -------   -------   -------
Net asset value, ending.................... $  1.703   $ 1.440    $ 1.537   $ 1.465   $ 1.403
                                            ========   =======    =======   =======   =======
Total return...............................    29.87%    (3.30%)     8.00%     7.61%    16.40%
                                            ========   =======    =======   =======   =======
Ratios to average net assets:
 Net investment income.....................     3.08%     3.39%      3.69%     4.05%     4.49%
                                            ========   =======    =======   =======   =======
 Total expenses +..........................      .83%       --         --        --        --
                                            ========   =======    =======   =======   =======
 Net expenses..............................      .81%      .80%       .81%      .85%      .85%
                                            ========   =======    =======   =======   =======
Portfolio turnover.........................      163%       43%        14%       15%       12%
                                            ========   =======    =======   =======   =======
Net assets, ending (in thousands).......... $110,237   $66,593    $54,000   $28,471   $14,946
                                            ========   =======    =======   =======   =======
Number of shares outstanding,
 ending (in thousands).....................   64,728    46,244     35,142    19,433    10,656
                                            ========   =======    =======   =======   =======

+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

64 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT